SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported): April 27, 2006 (April 27, 2006)

ORRSTOWN FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

PENNSYLVANIA

(State or other jurisdiction of incorporation)

033-18888	23-2530374
(Commission file number)	(IRS employer ID)

77 East King Street, Shippensburg, Pennsylvania	17257
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code – (717) 532-6114

NONE

(Former name, address and fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 27, 2006, Orrstown Financial Services, Inc.(OTCBB: ORRF) (“Orrstown”) announced its first quarter earnings and an increase in its quarterly dividend.

A copy of the earnings release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

On April 27, 2006, Orrstown also issued a press release announcing the authorization to repurchase up to 150,000, or approximately 2.8 percent, of its outstanding stock under a program approved by its board of directors.

A copy of the press release is filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release dated April 27, 2006.

99.2    Press Release dated April 27, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Orrstown Financial Services, Inc.

Date: April 27, 2006	/s/ Kenneth R. Shoemaker
Kenneth R. Shoemaker, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 27, 2006.

99.2	Press Release dated April 27, 2006.